UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 23, 2016

Square, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37622	80-0429876
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1455 Market Street, Suite 600

San Francisco, CA 94103

(Address of principal executive offices, including zip code)

(415) 375-3176

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 23, 2016, Square, Inc. (the “Company”) held its 2016 annual meeting of stockholders (the “Annual Meeting”). The stockholders of the Company voted on the following four proposals at the Annual Meeting, each of which is more fully described in the Company’s definitive proxy statement and Amendment No. 1 to the definitive proxy statement filed with the Securities and Exchange Commission on April 29, 2016 and May 20, 2016, respectively:

1.	To elect three Class I directors to serve until the Company’s 2019 annual meeting of stockholders and until their successors are duly elected and qualified;

2.	To approve, on an advisory basis, the compensation of the Company’s named executive officers;

3.	To approve, on an advisory basis, the frequency of future stockholder advisory votes on the compensation of the Company’s named executive officers; and

4.	To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2016.

Holders of the Company’s Class A common stock, par value 0.0000001 per share (the “Class A Common Stock”), were entitled to one vote for each share held as of the close of business on April 25, 2016 (the “Record Date”), and holders of the Company’s Class B common stock, par value $0.0000001 per share (the “Class B Common Stock”), were entitled to ten votes for each share held as of the close of business on the Record Date. The Class A Common Stock and Class B Common Stock voted as a single class on all matters.

Present at the Annual Meeting in person or by proxy were holders of 26,041,724 shares of Class A Common Stock and 193,620,987 shares of Class B Common Stock, together representing 66.04% of the combined voting power of all issued and outstanding shares of Class A Common Stock and Class B Common Stock entitled to vote at the Annual Meeting, constituting a quorum.

The final voting results for each of these proposals are detailed below.

1.	Election of Directors

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Jack Dorsey	1,932,493,079	16,988,968	12,769,547
Paul Deighton	1,871,909,443	2,088,629	12,769,547
David Viniar	1,936,948,195	12,533,852	12,769,547

Each director-nominee was duly elected as a Class I director to serve until the Company’s 2019 annual meeting of stockholders and until his successor is duly elected and qualified.

2.	Advisory Vote on Compensation of Named Executive Officers

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
1,940,705,869	7,109,110	1,667,068	12,769,547

The stockholders advised that they were in favor of the compensation of the Company’s named executive officers.

3.	Advisory Vote on Frequency of Future Stockholder Advisory Votes on Compensation of Named Executive Officers

1 Year	2 Years	3 Years	Votes Abstained	Broker Non-Votes
1,942,779,705	785,522	5,839,218	77,602	12,769,547

The stockholders advised that they were in favor of one year as the frequency of holding future stockholder advisory votes on the compensation of the Company’s named executive officers. In accordance with the voting results for this proposal, the board of directors of the Company has determined that the Company will hold future stockholder advisory votes on the compensation of the Company’s named executive officers every year. The next required advisory vote on the frequency of future stockholder advisory votes on the compensation of the Company’s named executive officers will take place no later than at the Company’s 2022 annual meeting of stockholders.

4.	Ratification of Appointment of Independent Registered Public Accounting Firm

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
1,958,026,996	1,012,166	3,212,432	0

The stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SQUARE, INC.

By:	/s/ Dana R. Wagner
Dana R. Wagner
General Counsel

Date: June 27, 2016